UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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HATTERAS CORE ALTERNATIVES TEI FUND, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615

[ ] [ ], 2017

Dear Partner,

On behalf of the Board of Directors of Hatteras Core Alternatives TEI Fund, L.P. (the "Fund"), we are pleased to enclose the following notice to partners of the Fund explaining a request for voting instructions from you, a member of the Fund, to be used at a special meeting of the limited partners of Hatteras Master Fund, L.P. (the "Master Fund") on [ ] [ ], 2017.

It is very important that you provide your voting instructions so that the Fund knows how to vote on the proposal of the Master Fund. We urge you to please complete the voting instructions at your earliest convenience so that your vote is represented.

As described in the accompanying materials, the Master Fund is seeking the vote of its partners (including the Fund) regarding the following proposal: to approve an investment sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP, and the Master Fund.

The Boards of Directors of the Fund and of the Master Fund have determined that the proposal would be in the best interest of the limited partners of the Fund and unanimously recommend that you vote "FOR" the proposal.

Attached to this communication, please find a proxy statement asking for your support of the proposal. Please review the proxy statement as it contains important information. We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the proposal.

We appreciate your business, your trust and the confidence you have placed in us. Please feel free to call us with any questions.

My very best,

David Perkins
CEO, Hatteras Funds

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

[ ] [ ], 2017

Dear Partner:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the "Special Meeting") of the Hatteras Core Alternatives TEI Fund, L.P. (the "Fund") will be held on [ ] [ ], 2017, at [9:00 a.m.], Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 to consider and vote on the proposal described below. In addition, Hatteras Master Fund, L.P. (the "Master Fund") is holding a special meeting on [ ] [ ], 2017, at [9:40 a.m.] (the "Master Fund Special Meeting"). As a partner of Hatteras Master Fund, L.P., the Fund will vote its interests in the Master Fund on the proposal presented at the Master Fund Special Meeting (the "Master Fund Proposal"). Therefore, the Fund is seeking voting instructions from the Fund's partners regarding the Master Fund Proposal. In all, the Special Meeting is being held to consider and vote on the following proposal (the "Proposal"):

•  The Proposal: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP and the Master Fund attached hereto as Appendix A.

Partners of record of the Fund at the close of business on [ ] [ ], 2017 are entitled to notice of, and to vote on, the Proposal at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposal. The Proxy Statement itself provides greater detail about the Proposal and its effect on the Fund. The Fund's Board of Directors recommends that you read the enclosed materials carefully and vote on the Proposal.

You may choose one of the following options to vote:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

* In person: Attend the Special Meeting of the Fund on [ ] [ ], 2017.

Your vote is very important to us. Whichever method you choose, please be sure to cast your vote on the Proposal, including providing your voting instructions on the Master Fund Proposal, as soon as possible. Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote. Thank you for your response and for your continued investment with the Fund.

Respectfully,

David B. Perkins
President and Chairman of the Board of Directors
Hatteras Core Alternatives TEI Fund, L.P.

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras Core Alternatives TEI Fund, L.P. (the "Fund") that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  At a meeting of the Board of Directors of Hatteras Master Fund, L.P. (the "Master Fund") held on February 27, 2017 (the "Master Fund Meeting"), the Master Fund's Board of Directors (the "Master Fund Board") voted (i) to terminate the investment sub-advisory agreement among Morgan Creek Capital Management, LLC ("MCCM"), Hatteras Funds, LP ("Hatteras") and the Master Fund (the "Current Sub-Advisory Agreement") effective on [ ] [ ], 2017 and (ii) approve a new sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP and the Master Fund (the "Sub-Advisory Agreement").

The Master Fund Board is seeking the vote of its partners (including the Fund) regarding approval of the Sub-Advisory Agreement. To facilitate management of the Fund's assets, the Board of Directors of the Fund (the "Board") seeks to obtain the voting instructions, as described in this Proxy Statement, necessary to set in place the Sub-Advisory Agreement.

The Fund will vote its Master Fund interest for or against the Master Fund Proposal proportionately to the instructions to vote for or against such matter received from its partners. To the extent that the Fund does not receive voting instructions from its partners, the portion of the Fund's Master Fund interest allocable to such partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

It is anticipated that the vote of the Master Fund partners to approve the Sub-Advisory Agreement will occur after the termination of the Current Sub-Advisory Agreement. However, Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act") permits the Board to appoint a sub-adviser on an interim basis without shareholders' prior approval if the new sub-adviser agrees to provide such services pursuant to an interim sub-advisory agreement under which the compensation paid to the new sub-adviser is no greater than the compensation MCCM would have received under the Current Sub-Advisory Agreement. A new sub-adviser may act on such an interim basis for a period of 150 days.

At the Master Fund Meeting, the Master Fund Board approved an interim sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP and the Master Fund (the "Interim Sub-Advisory Agreement"), which will become effective upon the termination of the Current Sub-Advisory Agreement. The Interim Sub-Advisory Agreement provides that, for up to 150 days following the date it becomes effective, or until approval of the Sub-Advisory Agreement, if earlier, Portfolio Advisors, LLC ("Portfolio Advisors") will act as investment sub-adviser to the Master Fund and will receive no more compensation under the Interim Sub-Advisory Agreement than MCCM would have received under the Current Sub-Advisory Agreement.

Q.  Who is Portfolio Advisors?

A.  Founded in 1994, Portfolio Advisors is an independent, employee-owned investment firm specializing in the private equity, private real estate and private credit asset classes. Portfolio Advisors conducts its private equity, private real estate and private credit funds management, separate account advisory and administrative activities from its office headquarters in Darien, CT. Portfolio Advisors' clients include the private equity, private real estate and private credit "funds-of-funds" and other private funds that it manages and the separately managed accounts it advises.

Portfolio Advisors has an experienced team of more than 90 professionals and exclusively advises on the private equity, private real estate and private credit asset class. Portfolio Advisors invests in venture, buyout and special situations funds (such as mezzanine funds, credit funds, co-investment funds and other alternative investments), real estate funds, secondary and co-investment opportunities and funds with a geographic focus such as U.S., Europe or the Pan-Asia region. These investments generally fall into the following categories: interests in private equity partnerships (primaries), purchases of existing interests in private equity funds on the secondary market (secondaries), co-investments in equity and/or debt of operating companies alongside fund sponsors (co-investments), the purchase of mezzanine debt and direct investments. By focusing upon these areas, Portfolio Advisors is able to develop valuable insight into the portfolios and capabilities of private equity fund managers, as well as industry sectors; leverage a strong, deep network of manager relationships; and increase the flow of potential investment opportunities. If the Sub-Advisory Agreement is approved, Portfolio Advisors would serve as a new investment sub-adviser to the Master Fund, providing services with respect to a portion of the assets of the Master Fund that Hatteras Funds, LP or the Master Fund Board shall designate from time to time.

Q.  What will happen if the Fund's partners do not approve the Proposal?

A.  Effectiveness of the Proposal is conditioned on (i) the approval by the Master Fund's partners (which include the Fund and three other funds that operate as feeder funds to the Master Fund) of the Master Fund Proposal and (ii) the approval by the partners of the Fund and of the Master Fund's other partners of the Proposal. If the Proposal does not become effective, the Master Fund Board may consider the re-solicitation of proxies/voting instructions or may consider alternatives to the Proposal as it deems appropriate and in the best interests of the Master Fund and its partners.

Q.  How will the Proposal affect the Fund?

A.  The Fund and its investment objective, strategy and policies will not change as a result of the Proposal. The costs associated with holding shares of the Fund, including the investment management fee (as discussed below) paid by the Fund, will remain the same. The Sub-Advisory Agreement differs from the Current Sub-Advisory Agreement in certain material respects, including the allocation of investment services between Hatteras Funds, LP and Portfolio Advisors, LLC and the fee structure of the Sub-Advisory Agreement. The Sub-Advisory Agreement, including the ways in which its terms differ from the Current Sub-Advisory Agreement, is discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Fund be the same upon approval of the Sub-Advisory Agreement?

A.  Yes, the investment management fee will not change. Under both the Current Sub-Advisory Agreement and the Sub-Advisory Agreement, the Master Fund does not pay a sub-advisory fee directly to the relevant sub-adviser. Rather, under both the Current Sub-Advisory Agreement and the Sub-Advisory Agreement, the relevant sub-adviser is entitled to receive a percentage of the management fee received by the Master Fund's investment manager, Hatteras. Therefore, the investment management fee applicable to the Master Fund and indirectly borne by the Fund will not change if the Sub-Advisory Agreement is approved.

Q.  How does the Board recommend that I vote?

A.  The Board and the Master Fund Board, including all of the "Independent Directors" of each (i.e., members of the Board or the Master Fund Board that are not "interested persons" of the Fund or the Master Fund, as applicable, as that term is defined in the 1940 Act), recommend that the Fund's partners and the Master Fund's partners, respectively, vote FOR the Proposal. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Fund pay for the proxy/voting instruction solicitation and related legal costs?

A.  Hatteras will bear the proxy/voting instruction solicitation and related costs, which are anticipated to be equal to approximately $[50,000].

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting of the Fund will be held at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615 on [ ] [ ], 2017, at [9:00 a.m.] Eastern Time.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No. You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•  Mail: Complete and return the enclosed proxy/voting instruction card.

•  Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•  Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•  In person: Attend the Special Meeting of the Fund on [ ] [ ], 2017.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact [AST Fund Solutions, LLC] at [ ].

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HATTERAS CORE ALTERNATIVES TEI FUND, L.P.

6601 Six Forks Road, Suite 340
Raleigh, North Carolina 27615

PROXY STATEMENT

Special Meeting of Partners
to be Held on [ ] [ ], 2017

This Proxy Statement is solicited by the Board of Directors of the Hatteras Core Alternatives TEI Fund, L.P. (the "Board" of the "Fund") for voting at a special meeting (the "Meeting") of limited partners of the Fund ("Partners") to be held on [ ] [ ], 2017 at [9:00 a.m.] Eastern Time, at the offices of the Fund's investment manager, Hatteras Funds, LP ("Hatteras") at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and organized as a Delaware limited partnership. The Fund invests substantially all of its assets in the Hatteras Master Fund, L.P. (the "Master Fund"), which is also a Delaware limited partnership registered under the 1940 Act. As used in this Proxy Statement, units of limited partnership interest of the Fund are referred to as "Units."

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to Partners on or about [ ] [ ], 2017. The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview. A copy of the Proxy Statement is available at [www.proxyonline.com/docs/HatterasFunds].

The Meeting is being held to consider and vote on the proposal described below. In addition, the Master Fund is holding a special meeting on [ ] [ ], 2017, at [9:40 a.m.] Eastern Time (the "Master Fund Special Meeting"). As a partner of the Master Fund, the Fund will vote its interests in the Master Fund on the proposal presented at the Master Fund Special Meeting (the "Master Fund Proposal"). Therefore, the Fund is seeking voting instructions from the Fund's Partners regarding the Master Fund Proposal. In all, the Meeting is being held to consider and vote on the following proposal (the "Proposal"):

•  The Proposal: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP and the Master Fund attached hereto as Appendix A.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the Units you own in the Fund. If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

Partners are entitled to a number of votes equivalent to the Partner's "Investment Percentage" as of a record date, [ ] [ ], 2017 (the "Record Date"). "Investment Percentage" means the percentage of Units owned by each Partner of the total Units of the Fund. Hatteras, the general partner of the Fund, will determine as of the record date the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof. If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

The Fund will vote its Master Fund interest for or against the Master Fund Proposal proportionately to the instructions to vote for or against such matter received from its Partners. To the extent that the Fund does not receive voting instructions from its Partners, the portion of the Fund's Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which the Fund has received voting instructions.

Any Partner giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date constitutes a quorum. Votes cast by proxy/voting instruction card or in person at the Meeting will be counted by persons appointed by the Fund as inspectors of election for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxy/voting instruction cards that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of the Proposal set forth in this Proxy Statement are not received by the time scheduled for the Meeting, or if a quorum is not present or represented at the Meeting, the persons named as proxies may propose postponements or adjournments of the Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards. In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Meeting to be adjourned. In the event of an adjournment, no additional notice is required. With respect to the Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal. Hatteras pays the costs of any additional solicitation and of any adjourned session.

The approval of the Sub-Advisory Agreement requires the affirmative vote (measured by capital account balances) of "a majority of the outstanding voting securities" of the Master Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the interests present at the Master Fund Special Meeting, if the holders of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Hatteras. It is anticipated that Hatteras will bear proxy solicitation and related costs equal to approximately $[50,000]. In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of Hatteras and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

For a free copy of the Fund's annual report for the fiscal year ended March 31, 2016 or the Fund's semi-annual report for the six months ended September 30, 2016 call 888.363.2324, email clientsupport@hatterasfunds.com, visit hatterasfunds.com or write to the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF LIMITED PARTNERS TO BE HELD ON [ ] [ ], 2017: The Proxy Statement for the Meeting is available at [www.proxyonline.com/docs/HatterasFunds].

General information about the Fund

The Fund was organized as a limited partnership under the laws of the State of Delaware on November 23, 2004. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.

The Fund operates as a "feeder fund" in a "master/feeder" structure. As a "feeder fund," the Fund invests substantially all of its assets in the Master Fund, which is also registered under the 1940 Act and has the same investment objective as the Fund. As of the Record Date, the Fund, Hatteras Core Alternatives Fund, L.P.,

Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. (together, the "Master Fund's partners") were the only "feeder funds" investing in the Master Fund.

Background regarding the Proposal

At a meeting of the Master Fund's Board of Directors (the "Master Fund Board") held on February 27, 2017 (the "Master Fund Meeting"), the Master Fund Board voted (i) to terminate the investment sub-advisory agreement among Morgan Creek Capital Management, LLC ("MCCM"), Hatteras and the Master Fund (the "Current Sub-Advisory Agreement") effective on [ ] [ ], 2017 and (ii) approve a new sub-advisory agreement among Portfolio Advisors, Hatteras and the Master Fund (the "Sub-Advisory Agreement").

At the Master Fund Meeting, the Master Fund Board, including a majority of the "Independent Directors," (i.e., members of the Master Fund Board that are not "interested persons" of the Master Fund, as that term is defined in the 1940 Act) also approved an interim sub-advisory agreement among Portfolio Advisors, Hatteras and the Master Fund pursuant to Rule 15a-4 under the 1940 Act (the "Interim Sub-Advisory Agreement"), because it is anticipated that the termination of the Current Sub-Advisory Agreement will occur before the vote of the Master Fund's partners to approve the Sub-Advisory Agreement. Under Rule 15a-4, an adviser or sub-adviser can serve pursuant to an interim advisory or sub-advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory or sub-advisory agreement. Rule 15a-4 imposes the following conditions in this circumstance, both of which were met in the case of the Interim Sub-Advisory Agreement:

(i)  the compensation under the interim contract may be no greater than under the previous contract; and

(ii)  the fund's board of directors, including a majority of the independent directors, has voted to approve the interim contract within 10 business days after the termination of the previous contract.

Both of these conditions were met in the case of the Interim Sub-Advisory Agreement. Under the Interim Sub-Advisory Agreement, the compensation payable by Hatteras to Portfolio Advisors will not exceed the compensation that would have been payable by Hatteras to MCCM under the Current Sub-Advisory Agreement. Also, the Master Fund Board, including a majority of the Independent Directors, voted to approve the Interim Sub-Advisory Agreement on the same day it voted to terminate the Current Sub-Advisory Agreement.

The Interim Sub-Advisory Agreement will become effective upon the termination of the Current Sub-Advisory Agreement and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove of the Sub-Advisory Agreement or 150 days following the date that the Interim Sub-Advisory Agreement first became effective, whichever is sooner. The terms of the Interim Sub-Advisory Agreement are substantially similar to the terms of the Sub-Advisory Agreement, except that the compensation payable by Hatteras to Portfolio Advisors under the Sub-Advisory Agreement will differ from the compensation payable by Hatteras to Portfolio Advisors under the Interim Sub-Advisory Agreement, in that the compensation payable by Hatteras to Portfolio Advisors under the Sub-Advisory Agreement may exceed the compensation payable to Portfolio Advisors under the Interim Sub-Advisory Agreement (which is limited to the amount payable by Hatteras to MCCM under the Current Sub-Advisory Agreement). Therefore, except with respect to the compensation of Portfolio Advisors, the terms of the Interim Sub-Advisory Agreement will differ from the terms of the Current Sub-Advisory Agreement in the same way that the terms of the Sub-Advisory Agreement will differ from the terms of the Current Sub-Advisory Agreement. The material differences between the terms of the Current Sub-Advisory Agreement and the Sub-Advisory Agreement are discussed in more detail in the enclosed Proxy Statement.

To facilitate management of the Fund's assets, the Board seeks to obtain the voting instructions, as described in the Proposal below, necessary to set in place the Sub-Advisory Agreement.

The Proposal is discussed in greater detail below.

THE PROPOSAL

TO OBTAIN VOTING INSTRUCTIONS REGARDING THE MASTER FUND PROPOSAL TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG PORTFOLIO ADVISORS, LLC, HATTERAS FUNDS, LP AND HATTERAS MASTER FUND, L.P.

The Master Fund Board recommends that the Master Fund's partners vote FOR the Sub-Advisory Agreement among Portfolio Advisors, Hatteras and the Master Fund. The Fund's Board is seeking to obtain your voting instructions regarding the Master Fund's proposal to approve the Sub-Advisory Agreement. The Fund's Board recommends that you vote FOR the Proposal.

At the Master Fund Special Meeting, the Master Fund's partners will be asked to approve the Sub-Advisory Agreement among Portfolio Advisors, Hatteras and the Master Fund. The Current Sub-Advisory Agreement (the existing sub-advisory agreement among MCCM, Hatteras and the Master Fund) differs from the proposed Sub-Advisory Agreement in certain material respects, as described more fully below. The form of the Sub-Advisory Agreement is attached hereto as Appendix A. The Master Fund Board and the Fund's Board recommend approval of the Sub-Advisory Agreement to replace the Current Sub-Advisory Agreement.

The Fund's Board is seeking to obtain voting instructions to vote the Fund's interests in the Master Fund regarding the Master Fund Proposal to approve the Sub-Advisory Agreement.

It is anticipated that the Current Sub-Advisory Agreement will be terminated prior to approval of the Sub-Advisory Agreement by the Master Fund's partners. Accordingly, to avoid disruption of the Master Fund's investment management program, at the Master Fund Meeting held on February 27, 2017, the Master Fund Board approved the Interim Sub-Advisory Agreement among Portfolio Advisors, Hatteras and the Master Fund. The Interim Sub-Advisory Agreement is attached hereto as Appendix B. The Interim Sub-Advisory Agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser or sub-adviser to provide investment management services pursuant to an interim advisory or sub-advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory or sub-advisory agreement, subject to certain conditions. Upon the termination of the Current Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will become effective and would remain in effect (unless sooner terminated) until the Master Fund's partners either approve or disapprove the Sub-Advisory Agreement or 150 days following the effective date of the Interim Sub-Advisory Agreement, whichever is sooner. The terms of the Interim Sub-Advisory Agreement are substantially similar to the terms of the Sub-Advisory Agreement, except that the compensation payable by Hatteras to Portfolio Advisors under the Sub-Advisory Agreement will differ from the compensation payable by Hatteras to Portfolio Advisors under the Interim Sub-Advisory Agreement, in that the compensation payable by Hatteras to Portfolio Advisors under the Sub-Advisory Agreement may exceed the compensation payable to Portfolio Advisors under the Interim Sub-Advisory Agreement (which is limited to the amount payable by Hatteras to MCCM under the Current Sub-Advisory Agreement). Therefore, except with respect to compensation, the terms of the Interim Sub-Advisory Agreement will differ from the terms of the Current Sub-Advisory Agreement in the same way that the terms of the Sub-Advisory Agreement will differ from the terms of the Current Sub-Advisory Agreement.

If the Master Fund's partners do not approve the Master Fund Proposal to approve the Sub-Advisory Agreement, the Master Fund Board may re-solicit proxies and/OR may consider other alternatives as it deems appropriate and in the best interests of the Master Fund and its partners, including, without limitation, the recommendation of one or more other sub-advisers, subject to approval by the Master Fund's partners.

MCCM and the Current Sub-Advisory Agreement

MCCM currently provides day-to-day investment management services to the Master Fund pursuant to the Current Sub-Advisory Agreement. MCCM is registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act"). As of [Date], MCCM had assets under management of approximately $[ ] billion. MCCM's principal place of business is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517, Telephone (919) 933-4004, Facsimile (919) 933-4048.

Under the Current Sub-Advisory Agreement, Hatteras makes distributions to MCCM equal to a percentage of the management fee Hatteras receives from the Master Fund. Although the Fund does not pay any direct investment management fee or performance fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of the management fee and performance allocation charged to the Master Fund.

The Current Sub-Advisory Agreement, dated [ ] [ ], 2016, was last approved by the Master Fund's partners at a special meeting of the Master Fund's partners held on January 21, 2016, as reconvened on February 18, 2016, and March 10, 2016, after the previous investment sub-advisory agreement between MCCM, Hatteras and the Master Fund was terminated as a result of an assignment in connection with a change in control of Hatteras resulting from the purchase, by Raleigh Acquisition, LLC, of 100% of the limited liability company interests of Hatteras from its indirect parent, RCS Capital Corporation, and the assumption of certain liabilities of RCS Capital Corporation by Raleigh Acquisition, LLC.

At the Master Fund Meeting, the Master Fund Board determined that it was in the best interest of the Fund to terminate, and voted to terminate, the Current Sub-Advisory Agreement effective February [ ], 2017. After fee waivers and expense reimbursements, for the fiscal year ended March 31, 2016, MCCM received $[ ] from the Fund in its allocable portion of the management fee charged to the Master Fund pursuant to the Current Sub-Advisory Agreement.

Portfolio Advisors and the Sub-Advisory Agreement

If the Proposal is approved, the Interim Sub-Advisory Agreement will terminate and Portfolio Advisors will continue providing day-to-day investment management services to the Master Fund on its allocable portion of the Master Fund's assets pursuant to the terms of the Sub-Advisory Agreement.

Portfolio Advisors is registered as an investment adviser with the SEC under the Advisers Act. As of January 1, 2016, Portfolio Advisors had assets under management of approximately $36 billion. Portfolio Advisors' principal place of business is located at 9 Old Kings Highway South, Darien, CT 06820. The BPM Family Trust owns 15% of Portfolio Advisors. The BPM Family Trust's address is c/o Portfolio Advisors, LLC, at the address noted above.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of Portfolio Advisors. Each individual's address is c/o Portfolio Advisors, LLC, 9 Old Kings Highway South, Darien, CT 06820. No officer or director of the Fund or the Master Fund is an officer, employee, director, general partner or shareholder of Portfolio Advisors.

Name	Principal Occupation with Adviser
Brian Murphy	Managing Partner
Jennifer Parker	Chief Financial Officer
Daniel Dwyer	Chief Compliance Officer
Paul Crotty	Managing Director
William Indelicato	Managing Director
Donna Smolens	Managing Director
Todd Hughes	Managing Director
Christopher Ruder	Managing Director
Kenneth Wisdom	Managing Director
Harry Pierandri	Managing Director
Jesse Eisenberg	Managing Director
Nicolas Von Der Schulenberg	Managing Director
Hugh Perloff	Managing Director
Adam Clemens	Managing Director
Gregory Garrett	Managing Director
Eric Thunem	Managing Director
Peter Schwanitz	Managing Director
Jason Landon	Managing Director
John Kyles	Managing Director
Kenneth Binick	Managing Director
Patrick Connolly	Managing Director
Igor Dacosta	Managing Director
Jonathan English	Managing Director
Christopher Genovese	Managing Director
Charles Harper	Managing Director
Colin Stauffer	Managing Director
Eric Staub	Managing Director

[There were no brokerage commissions paid by the Fund to affiliated brokers (i.e., a broker that is an affiliated person of the Master Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of the Master Fund or the Master Fund's investment adviser or principal underwriter) of Portfolio Advisors or MCCM for the fiscal year ended March 31, 2016.]

A copy of the Sub-Advisory Agreement is attached hereto as Appendix A. The following description is only a summary. You should refer to Appendix A for the Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services. Portfolio Advisors would serve as investment sub-adviser to the Master Fund subject to the supervision and oversight of Hatteras and the Master Fund's Board. As an investment sub-adviser to the Master Fund, Portfolio Advisors will provide services to Hatteras with respect to a portion of the assets of the Master Fund that Hatteras or the Master Fund's Board shall designate from time to time, which may consist of all or a portion of the Master Fund's assets (the "Allocated Portion"). Under the Sub-Advisory Agreement, Hatteras and Portfolio Advisors will each manage a portion of the Master Fund's portfolio. Hatteras will manage the hedge fund strategy and Portfolio Advisors will manage the private capital (non-hedge fund) strategy. Subject to the supervision and direction of Hatteras, Portfolio Advisors will be involved with the Master Fund's investment program with respect to the Allocated Portion including, without limitation, asset allocation, portfolio construction, and manager search and selection. Portfolio Advisors' ability to provide investment services under the Sub-Advisory Agreement will be limited by pre-existing investments and investor redemption requests. In addition, as part of the services Portfolio Advisors will provide under the Sub-Advisory Agreement, Portfolio Advisors will be authorized to, with respect to the Allocated Portion, take any of the following actions: (i) select the assets to be acquired or disposed of by the Master Fund with respect to the Allocated Portion (subject to the supervision and approval (if required) of Hatteras and oversight of the Master Fund's Board) including the investment and reinvestment of the Allocated Portion at such time and in such manner as Portfolio Advisors shall determine and elect; (ii) assist Hatteras in formulating and implementing a continuous investment program for the Allocated Portion; (iii) the sourcing, structuring, negotiating, and diligence of an investment; (iv) assist Hatteras in issuing information and instruction to the Master Fund's administrator as reasonably required in order for the administrator to carry out its duties with respect to the Allocated Portion; (v) in accordance with procedures and methods established by the Master Fund's Board, which may be amended from time to time, provide reasonable assistance to Hatteras and the Master Fund's Board with respect to the fair value of all securities and other investments/assets in the Allocated Portion, as necessary; (vi) keep the Master Fund's Board and Hatteras informed on an ongoing basis in the manner described in the Sub-Advisory Agreement with respect to material facts concerning the investment and reinvestment of the Master Fund's assets, providing the information reasonably necessary for the Master Fund's Board's processes as reasonably requested in advance from time to time by Hatteras or the Master Fund's Board, and attending meetings either in person or via telephone with Hatteras and/or the Master Fund's Board, as reasonably requested in advance, to discuss the foregoing; (vii) cooperate with and provide reasonable assistance to Hatteras, the Master Fund's administrator, the Master Fund's custodian and foreign custodians, the Master Fund's transfer agent and pricing agents and other Master Fund service providers, keeping such persons informed of matters that are necessary for and reasonably requested by them to carry out their respective roles with respect to the Master Fund; and (viii) maintain all accounts, books and records with respect to the Allocated Portion that relate to the services to be provided by Portfolio Advisors as are required pursuant to the Advisers Act and the rules thereunder.

The Sub-Advisory Agreement, like the Current Sub-Advisory Agreement with respect to MCCM, states that Portfolio Advisors shall also, in furnishing services thereunder, be subject to, and shall manage the Allocated Portion in accordance with, the Master Fund's limited partnership agreement; the currently effective registration statement of the Master Fund; the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Master Fund; the relevant policies and procedures of the Master Fund's Compliance Manual; and, the reasonable written instructions of Hatteras. In addition, and substantially similar to the standard of care provided by MCCM under the Current Sub-Advisory Agreement, in performing the services under the Sub-Advisory Agreement, Portfolio Advisors shall act with the same levels of care and diligence as it acts with respect to performing services for comparable assets that it manages for the other funds advised by it, it being understood that Portfolio Advisors may provide additional and/or different services to other clients that are not provided to the Master Fund.

Under the Sub-Advisory Agreement, and similar to MCCM's responsibilities under the Current Sub-Advisory Agreement, Portfolio Advisors, at its expense, will furnish all necessary facilities (including office space, furnishings, and equipment) and personnel required for Portfolio Advisors to perform its duties under the

Sub-Advisory Agreement. Portfolio Advisors is responsible for the salaries and routine overhead and administrative expenses of its investment personnel responsible for the provision of services under the Sub-Advisory Agreement.

Similar to the Current Sub-Advisory Agreement with respect to MCCM, the Sub-Advisory Agreement also provides that on occasions when Portfolio Advisors deems the purchase of a security to be in the best interest of the Master Fund as well as other clients of Portfolio Advisors, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by Portfolio Advisors in the manner which Portfolio Advisors considers to be fair and equitable and consistent with its fiduciary obligations to the Master Fund and to its other clients over time. As was the case with respect to MCCM under the Current Sub-Advisory Agreement, Hatteras (i) agrees that Portfolio Advisors and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Master Fund, and (ii) also acknowledges that Portfolio Advisors and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Master Fund, and that Portfolio Advisors will carry out its duties hereunder together with its duties under such relationships.

Management Fees. The Current Sub-Advisory Agreement provides that MCCM is entitled to receive 30% of any Management Fees received by Hatteras from the Master Fund on the first one billion dollars of assets under management ("AUM") of the Master Fund; 40% of Management Fees on the second billion dollars of AUM of the Master Fund; and 50% of Management Fees on AUM of the Master Fund over two billion dollars. The Interim Sub-Advisory Agreement provides that Portfolio Advisors is entitled to receive 15% of any Management Fees received by Hatteras from the Master Fund on the first $550,000,000 of AUM of the Master Fund; and 30% of Management Fees on AUM of the Master Fund over $550,000,000. The Sub-Advisory Agreement provides that Portfolio Advisors is entitled to receive 15% of any Management Fees received by Hatteras from the Master Fund on first $550,000,000 of AUM of the Master Fund; and 50% of Management Fees on AUM of the Master Fund over $550,000,000.

Additionally, the Current Sub-Advisory Agreement provides that MCCM is entitled to receive 30% of the performance allocation received by Hatteras, as the General Partner of the Master Fund, from the Master Fund on the first one billion dollars of AUM of the Master Fund; 40% of performance allocation on the second billion dollars of AUM of the Master Fund; and 50% of performance allocation on AUM of the Master Fund over two billion dollars. The Interim Sub-Advisory Agreement provides that Portfolio Advisors is entitled to receive 15% of the performance allocation received by Hatteras, as the General Partner of the Master Fund, from the Master Fund on the first $550,000,000 of AUM of the Master Fund; and 30% of the performance allocation on AUM of the Master Fund over $550,000,000. The Sub-Advisory Agreement provides that Portfolio Advisors is entitled to receive 15% of the performance allocation received by Hatteras, as the General Partner of the Master Fund, from the Master Fund on the first $550,000,000 of AUM of the Master Fund; and 50% of the performance allocation on AUM of the Master Fund over $550,000,000. As is the case under the Current Sub-Advisory Agreement, under the Sub-Advisory Agreement, any performance allocation allocable to Portfolio Advisors shall be calculated and accrued monthly and payable on an annual basis.

As is the case under the Current Sub-Advisory Agreement, the Fund will not pay Portfolio Advisors any fees directly under the Sub-Advisory Agreement. The management fee payable by the Master Fund, and indirectly borne by the Fund, will not increase under the Advisory Agreement and Sub-Advisory Agreement. The rate of the performance allocation payable by the Master Fund, and indirectly borne by the Fund, will not increase under the Advisory Agreement and Sub-Advisory Agreement. But the amounts payable to Portfolio Advisors as management fees and performance allocations may increase under the Sub-Advisory Agreement as a result of the change in the calculation and payment of the management fee and performance allocation. [If the Current Sub-Advisory Agreement included the same management fee and performance allocation as the Sub-Advisory Agreement, MCCM would have received $[ ] from the Fund after fee waivers and expense reimbursements for the fiscal year ended March 31, 2016, which is [ ]% [greater/less] than the fees it received for the same period under the Current Sub-Advisory Agreement.]

Duration and Termination. The Sub-Advisory Agreement provides that it will continue in effect for an initial two-year period and shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Master Fund Board including a majority of the Master Fund Independent Directors, or by the vote of a majority of the outstanding voting securities of the Mater Fund, on sixty (60) days' written notice to Hatteras and Portfolio Advisors, or by Hatteras or Portfolio Advisors on sixty (60) days' written notice to the

Master Fund and the other party. The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Advisory Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason. The Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Sub-Advisory Agreement, unless the party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. The duration and termination terms of the Current Sub-Advisory Agreement with respect to MCCM are identical to those described in this paragraph.

Limitation on Liability and Indemnification. The Sub-Advisory Agreement provides that Portfolio Advisors shall perform its obligations in good faith, using a degree of skill and care in providing the services with respect to the Master Fund no less than that which Portfolio Advisors exercises with respect to comparable non-plan assets (i.e., non-ERISA assets) that it manages for itself and others. However, under no circumstance shall Portfolio Advisors, its controlling persons or each of their respective owners, members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives and affiliates ("Affiliates") be liable for any Losses (defined below) incurred or suffered by Hatteras or the Master Fund as a result of, including but not limited to, any action taken or omitted by Portfolio Advisors or its Affiliates in the course of, or connected with, rendering services under the Sub-Advisory Agreement, or any error of judgment or mistake of law by Portfolio Advisors or its Affiliates with respect to the Master Fund in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties or obligations hereunder (collectively, "Disabling Conduct").

The Sub-Advisory Agreement also provides that to the maximum extent not prohibited by applicable law, the Master Fund and Hatteras shall jointly and severally indemnify, defend and hold Portfolio Advisors and its Affiliates ("Sub-Adviser Indemnitees"), harmless from and against any and all claims, losses, liabilities (joint or several), damages, costs or expenses (together, "Losses") to which any Sub-Adviser Indemnitee may directly or indirectly become subject in connection with the Master Fund, except to the extent that such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Sub-Adviser Indemnitee by reason of Disabling Conduct on the part of Portfolio Advisors or its Affiliates in the performance of its duties and obligations under the Agreement. For these purposes, Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the relevant Sub-Adviser Indemnitee(s) may be or may have been involved as a party or otherwise, or with which such Sub-Adviser Indemnitee(s) may be or may have been threatened, while in office or thereafter. The limitation of liability, indemnification and standard of care provisions under the Current Sub-Advisory Agreement with respect to MCCM are similar to those described in this paragraph.

MASTER FUND BOARD APPROVAL AND RECOMMENDATION OF THE AGREEMENTS

The Master Fund Board met on February 27, 2017 to consider the approval of the Interim Sub-Advisory Agreement and Sub-Advisory Agreement (together, the "Agreements"). The Master Fund Board reviewed and discussed several documents that had been provided prior to the meeting, including the Agreements, a memorandum provided by outside legal counsel discussing the Master Fund Board's fiduciary obligations and factors the Master Fund Board should assess in considering the renewal of investment advisory agreements, Portfolio Advisors' Form ADV and compliance manual and comparative information about total expense ratios and management fees, and the performance of the Master Fund, the Fund and the other feeder funds of the Master Fund (together, for purposes of this section, the "Funds"). The Master Fund Board also received a presentation from Portfolio Advisors at a meeting on January 31, 2017, and Portfolio Advisors was available by phone to answer further questions. Based on its evaluation of this information, the Master Fund Board, including a majority of the Master Fund's Independent Directors, approved the Agreements.

In connection with its consideration of whether to approve the Agreements, the Master Fund Board reviewed the following factors:

Nature and Quality of Advisory Services. The Master Fund Board considered the nature and quality of services provided by Portfolio Advisors, including services provided specifically for the Funds such as research performed, portfolio management, trading, supervision of fund operations and compliance, recordkeeping, reporting to the Master Fund Board as requested and regulatory matters, and services performed.

The Master Fund Board reviewed overall investment performance information relating to the Funds and Portfolio Advisors. The Master Fund Board noted the underperformance of the Funds as compared to relevant indexes over the last several periods. Hatteras management ("Management") explained that this underperformance was one significant factor in recommending a change in sub-advisers. Portfolio Advisors presented performance information which showed significant success in managing comparable private equity portfolios. Management also noted Portfolio Advisors' outperformance with secondary transactions.

The Master Fund Board also considered Portfolio Advisors' business track record, investment decision process and the investment strategies it will employ for the Master Fund. After considering all of the information, the Master Fund Board concluded that the Master Fund and its shareholders were likely to benefit from Portfolio Advisors' management.

Portfolio Advisors' Compensation and Profitability. The Master Fund Board considered the Funds' management fees and total expense ratios relative to industry averages for comparable funds. Although some of the Funds appear near the top of their peer group for fees, Management attributed the increasing expense ratios to the decreases in fund assets over the last couple of years. Management expects the overall expense ratio to decrease as fund assets increase along with improved performance. The Master Fund Board determined that the management fee and total expense ratio were within reasonable ranges given the Funds' recent performance and asset history. Additionally, Portfolio Advisors' fees were the result of arm's-length negotiations with Hatteras.

In response to series of questions from the Master Fund Board, Portfolio Advisors compared its presented fee schedule to the Funds' fee schedule. Portfolio Advisors represented that it was receiving a lower fee especially on assets up to $550 million. Portfolio Advisors noted that it was willing to take a lower fee in order to enter the registered fund market and because it expected significant growth as Portfolio Advisors helped improve performance. Moreover, Portfolio Advisors said it would earn modest profits even at the lower asset levels, although its profitability was less than on other products. The Master Fund Board was presented with financial statements to review Portfolio Advisors' profitability.

Economies of Scale. The Master Fund Board noted that some funds implement economies of scale, usually in the form of breakpoints with regard to management fees. After reviewing the Funds' fee structure, the Master Fund Board concluded that at this time, there were no effective economies of scale to be shared by Portfolio Advisors at current asset levels.

"Fall-Out" Benefits. The Master Fund Board considered the direct and indirect benefits that could be derived by Portfolio Advisors from its association with the Funds. The Master Fund Board concluded that the benefits Portfolio Advisors may receive, such as access to the registered fund market, appear to be reasonable, and may benefit the Funds.

The Master Fund Board also considered increased fees accruing to Hatteras as a result of the changed structure. Management represented that the increased revenue would not have a material impact on Hatteras' profitability, especially since Hatteras would be retaining Albourne to provide additional research services.

The Master Fund Board considered all these factors. In considering the Agreements, the Master Fund Board did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds' surrounding circumstances. Based on this review, it was the judgment of the Master Fund Board and its Independent Directors that shareholders paid competitive fees and, therefore, approval of the Agreements was in the best interests of the Funds.

The Master Fund Board met again on March 16, 2017 to consider an amendment to the fee schedule of the Interim Sub-Advisory Agreement. The Master Fund Board considered that while the amended fee schedule would potentially increase the amount of sub-advisory fees payable to Portfolio Advisors by Hatteras under the Interim Sub-Advisory Agreement approved at the February 27, 2017 Master Fund Board Meeting, the fees payable pursuant to the amended fee schedule under the Interim Sub-Advisory Agreement would not exceed the compensation payable to MCCM under the Current Sub-Advisory Agreement. The Master Fund Board also considered that the amended fee schedule would not impact the management fees paid directly by the Master Fund and indirectly by the Fund and the other feeder funds of the Master Fund. Based on these considerations and other factors, including those factors considered at the February 27, 2017 Master Fund Board meeting, the Master Fund Board approved the amended fee schedule under the Interim Sub-Advisory Agreement.

Based on all of the foregoing, the Master Fund Board recommends that the Master Fund's partners vote FOR the Proposal. The Fund's Board is seeking to obtain your voting instructions regarding the

Master Fund's proposal to approve the Sub-Advisory Agreement. The Fund's Board recommends that you vote FOR the Proposal.

ADDITIONAL INFORMATION

Other Matters. No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Partners.

Principal Holders of the Fund. [As of the Record Date, no Partner beneficially owned 5% or more of the units of the Fund.]

Security Ownership of Management. [As of the Record Date, the Fund's directors and officers owned, in aggregate, less than 1% of the Fund.]

Custodian, Administrator and Distributor. UMB Bank, N.A., located at 1010 Grand Boulevard, Kansas City, MO 64106, serves as custodian of the Fund's cash balances and provides custodial services for the Fund. UMB Fund Services, Inc., located at 223 Wilmington West Chester Pike, Suite 303, Chadds Ford, PA 19317, serves as administrator and accounting agent to the Fund and provides certain accounting, record keeping and investor related services. Hatteras Capital Distributors LLC, an affiliate of Hatteras, located at 6601 Six Forks Road, Suite 340, Raleigh, NC 37615, serves as the Fund's distributor.

Partner Proposals and Procedures for Partner Communications with the Board. The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated: [ ] [ ], 2017

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [ ] [ ], 2017, by and among Hatteras Master Fund, L.P. (the "Fund"), Hatteras Funds, LP (the "Adviser"), and Portfolio Advisors, LLC ("Portfolio Advisors").

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Adviser has entered into an investment management agreement with the Fund (the "Investment Advisory Agreement") pursuant to which the Adviser provides investment advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the management of the Fund;

WHEREAS, Portfolio Advisors is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser desires to retain Portfolio Advisors to render investment sub-advisory services to the Adviser with respect to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, Portfolio Advisors is willing to furnish such services to the Adviser with respect to the Fund, in the manner and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Adviser and Portfolio Advisors agree as follows:

1.  APPOINTMENT OF PORTFOLIO ADVISORS AS SUB-ADVISER

The Adviser hereby appoints Portfolio Advisors to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board of Directors of the Fund (the "Board of Directors"), and in accordance with the terms and conditions of this Agreement.

Portfolio Advisors will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an employee, agent, partner, or joint venturer of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund, the Adviser and Portfolio Advisors.

Portfolio Advisors' services under this Agreement are not exclusive. Portfolio Advisors shall be free to render investment advisory or other services to others and to engage in other activities. Portfolio Advisors may provide the same or similar services to other clients. It is understood and agreed that the directors, officers, members and employees of Portfolio Advisors are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, members, officers, directors, trustees, or employees of any other firm or corporation.

2.  ACCEPTANCE OF APPOINTMENT

Portfolio Advisors accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). Portfolio Advisors will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian.

3.  SERVICES TO BE RENDERED BY PORTFOLIO ADVISORS TO THE FUND

A.  As an investment sub-adviser to the Fund, Portfolio Advisors will provide services to the Adviser with respect to a portion of the assets of the Fund that the Adviser or Board of Directors shall designate from time to time, which may consist of all or a portion of the Fund's assets (the "Allocated Portion"). Subject to the supervision and direction of the Adviser, Portfolio Advisors will be involved with the Fund's investment program with respect to the Allocated Portion including, without limitation, asset allocation, portfolio construction, and manager search and selection. Notwithstanding the forgoing, the parties to this Agreement acknowledge that the Fund's portfolio, including the Allocated Portion, is currently invested and Portfolio Advisors' ability to provide investment services under this Agreement will be limited by the pre-existing investments and investor redemption requests. Except as expressly set forth in this Agreement, Portfolio Advisors will not be responsible for aspects of the Fund's investment program other than the implementation of the program with respect to the Allocated Portion.

B.  In furtherance of the foregoing, Portfolio Advisors is hereby authorized to select the assets to be acquired or disposed of by the Fund with respect to the Allocated Portion (subject to the supervision and approval (if required) of the Adviser and oversight of the Board of Directors) including the investment and reinvestment of the Allocated Portion at such time and in such manner as Portfolio Advisors shall determine and elect, taking all other actions Portfolio Advisors deems, in its sole discretion, necessary or advisable in connection therewith, or directing and/or obtaining the assistance and services of the Fund custodian or any broker or other party, as applicable, to take any such actions, in accordance with this Agreement, including, without limitation, the following:

(i)  the sourcing, structuring, negotiating, and diligence of an investment;

(ii)  the purchase, acquisition, retention, investment and/or reinvestment of an asset (subject to the approval of the Adviser's investment committee, as required);

(iii)  the sale or other disposal of an asset;

(iv)  acquiring in substitution for or in addition to any one or more asset, one or more additional assets;

(v)  if applicable, the tender of an asset pursuant to an offer or other solicitation by the underlying issuer;

(vi)  recommending the consent to, or refusal to consent to, any proposed amendment, modification or waiver of the terms of any asset;

(vii)  recommending the retention or disposal of any securities or other property (including cash) received pursuant to an offer or other solicitation by the underlying issuer;

(viii)  recommending the negotiation of any workout or restructuring and the acceptance of any loan, security or other consideration issued in a plan of reorganization, bankruptcy or other proceeding;

(ix)  amending, waiving, consenting, or exercising any vote (including any vote to amend or waive any provision or default, as applicable) with respect to any asset, including the exercise of any other rights or remedies with respect to an asset (subject to the approval of the Adviser's investment committee, as required);

(xii)  assisting the Adviser in formulating and implementing a continuous investment program for the Allocated Portion;

(xiii)  assisting the Adviser in issuing information and instruction to the Fund's administrator as reasonably required in order for the administrator to carry out its duties with respect to the Allocated Portion;

(xiv)  keeping the Board of Directors and the Adviser informed on an ongoing basis in the manner described herein with respect to material facts concerning the investment and reinvestment of the Fund's assets, providing the information reasonably necessary for the Board of Directors' processes as reasonably requested in advance from time to time by the Adviser or the Board of Directors, and attending meetings either in person or via telephone with the Adviser and/or the Board of Directors, as reasonably requested in advance, to discuss the foregoing;

(xv)  in accordance with procedures and methods established by the Board of Directors, which may be amended from time to time, provide reasonable assistance to the Adviser and Board of Directors with respect to the fair value of all securities and other investments/assets in the Allocated Portion, as necessary;

(xvi)  as reasonably requested by the Adviser, provide information concerning Portfolio Advisors sufficient under applicable laws to allow the Fund or its agent to present required information concerning Portfolio Advisors in the Fund's registration statement and in any filings required by the Securities and Exchange Commission ("SEC") or in marketing or other materials to be prepared by the Adviser; provided, that (x) in any case, such registration statement and SEC filings, as well as any marketing materials containing information about Portfolio Advisors beyond identifying information, are submitted to Portfolio Advisors (and Portfolio Advisors' Chief Compliance Officer) in advance for review and approval prior to the dissemination thereof, (y) any information concerning the performance of Portfolio Advisors shall be provided to the Adviser in a template established by Portfolio Advisors (reasonably acceptable to the Adviser) and (z) Portfolio Advisors has the right not to provide any information if Portfolio Advisors determines in its sole discretion that sharing such information would violate any confidentiality related obligation(s) of Portfolio Advisors in respect of such information;

(xv)  cooperate with and provide reasonable assistance to the Adviser, the Fund's administrator, the Fund's custodian and foreign custodians, the Fund's transfer agent and pricing agents and other Fund service providers, keeping such persons informed of matters that are necessary for and reasonably requested by them to carry out their respective roles with respect to the Fund.

C.  For the avoidance of doubt, the parties acknowledge and agree that Portfolio Advisors will not be responsible for providing any services to the Adviser or the Fund that are not expressly contemplated herein (or in a separate agreement between the Adviser or the Fund and Portfolio Advisors), including, without limitation, (i) services relating to investor relations, including communicating with investors and potential investors; (ii) marketing the Fund; (iii) legal services in connection with facilitating investments in the Fund (including investments selected by Portfolio Advisors for the Allocated Portion), including negotiating and completing subscription documents and side letters; (iv) contracting with or overseeing the Fund's relationships with its custodian, administrator, transfer agent, auditors, or other service providers; (v) the design, monitoring, and implementation of the Fund's compliance program; (vi) administrative services; (vii) facilitating or processing capital calls, distributions, repurchases, or transfers of interest; (viii) facilitating amendments to the Fund's regulatory documents or making regulatory filings on the Fund's behalf; (ix) providing services in relation to any portion of the portfolio outside of the Allocated Portion, including services relating to any investments in hedge funds or any portion of the portfolio to be allocated to hedge funds; and accordingly, such services, including those set forth in sub-sections (i)-(ix) hereto, shall continue to be the responsibility of the Adviser.

D.  In furnishing services hereunder, Portfolio Advisors shall manage the Allocated Portion subject to, and in accordance with, the following: (i) the Fund's limited partnership agreement, as the same may be hereafter modified and/or amended from time to time (the "Governing Document"); (ii) the currently effective registration statement of the Fund as filed with the SEC and delivered to Portfolio Advisors, as the same may be hereafter modified, amended, or supplemented from time to time; (iii) the Investment Company Act of 1940, as amended ("Investment Company Act") and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Allocated Portion; (iv) the relevant policies and procedures in the Fund's Compliance Manual, as mutually agreed in writing by the parties; and (v) the reasonable written instructions of the Adviser. Prior to the commencement of Portfolio Advisor's services hereunder, the Adviser shall provide Portfolio Advisors with current copies of the Governing Document, the Fund's registration statement, and the Fund's current Compliance Manual and shall provide to Portfolio Advisors any amendments or supplements thereto. The Adviser will provide Portfolio Advisors with copies or other written notice to Portfolio Advisors of any relevant amendments, modifications, or supplements to the above-mentioned documents a reasonable period of time in advance of implementation and, absent Portfolio Advisors' willful misconduct, bad faith, reckless disregard, or gross negligence, Portfolio Advisors shall not be liable for acting in accordance with existing forms of Governing Document, registration statement or the Compliance Manual prior to being notified of any amendments thereto. The Adviser shall timely furnish Portfolio Advisors with such additional information as may be reasonably necessary for or reasonably requested by Portfolio Advisors to perform its responsibilities pursuant to this Agreement.

E  In accordance with, and to the extent prohibited by, Rule 12d3-1 and Rule 17a-10 under the Investment Company Act, and any other applicable law or regulation, Portfolio Advisors is not permitted to consult with any other sub-adviser to the Fund or to any other investment company for which the Adviser serves as the investment adviser concerning transactions for the Fund in securities or other assets. Portfolio Advisors is responsible only for providing advice with respect to the Allocated Portion.

F.  To the extent Portfolio Advisors selects brokers or dealers to execute portfolio investment transactions on behalf of the Fund, Portfolio Advisors shall use commercially reasonable efforts to seek the best overall terms available.

G.  Portfolio Advisors will maintain all accounts, books and records with respect to the Allocated Portion that relate to the services to be provided by Portfolio Advisors hereunder as are required pursuant to the Advisers Act and the rules thereunder. For the avoidance of doubt, the Adviser shall have the primary responsibility for maintaining the books and records of the Fund.

4.  COMPENSATION OF PORTFOLIO ADVISORS

Portfolio Advisors will be compensated for services provided pursuant to this Agreement as specified in Appendix A hereto, with payments made to Portfolio Advisors in the timing, and pursuant to the calculation, specified therein.

5.  EXPENSES

Portfolio Advisors will furnish all necessary facilities (including office space, furnishings, and equipment) and personnel required for Portfolio Advisors to perform its duties under this Agreement. Portfolio Advisors is responsible for the salaries and routine overhead and administrative expenses of its investment personnel responsible for the provision of services hereunder. Portfolio Advisors assumes no obligation with respect to, and shall not be responsible for, the expenses of the Adviser or the Fund in fulfilling Portfolio Advisor's obligations hereunder. Notwithstanding the foregoing, to the extent Portfolio Advisors determines, in its sole discretion, to incur any expense at the request of or on behalf of the Fund or the Adviser, the Adviser shall reimburse or shall cause the Fund to reimburse (as appropriate) Portfolio Advisors for such expenses.

The Fund or the Adviser, as appropriate, shall bear any other fee, cost, expense, or liability related to the Fund (whether related to its investments, operations, or otherwise) and not specifically assumed by Portfolio Advisors, including those fees, costs, expenses, and liabilities identified as being borne or paid by the Fund in the Investment Advisory Agreement or the limited partnership agreement. Without limiting the generality of the above, the Fund or the Adviser, as appropriate, shall be responsible for all investment-related expenses, including, but not limited to, (i) all costs and expenses directly and indirectly incurred by Portfolio Advisors in connection with related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (including expenses attributable to travel, due diligence and facilitation of vehicles formed in connection with investment activities) regardless of whether or not such investments or dispositions are consummated; (ii) all costs and expenses directly or indirectly associated with enforcing the Fund's rights in respect of its investments; (iii) taxes associated with the Fund and its investments, including transfer taxes and premiums, taxes withheld on non-U.S. dividends; (iv) costs and fees for data and software (including software providers and dedicated software); (v) research expenses; (vi) expenses attributable to legal, advisory, appraisal, consulting, liquidation and/or other services (including escrow-related fees) payable to third parties in connection with the Fund's investment activities or other activities of the Fund; (vii) travel-related expenses associated with Portfolio Advisors' marketing, due diligence and monitoring of Fund investments; (viii) all Portfolio Advisors' expenses relating to any actual or threatened litigation, investigation, proceeding, or audit involving or in relation to the Fund; (ix) if applicable, in connection with the Fund's temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (x) all of Portfolio Advisors' other non-recurring or extraordinary expenses attributable to its activity on behalf of the Fund. In addition to the foregoing, the Fund or the Adviser, as appropriate, shall bear direct operational costs and expenses which will include, but not be limited to: (i) the identification, selection and acquisition (whether or not consummated) of fund investments for the Fund, including, without limitation, attorneys' fees, due diligence and similar costs, travel expenses, finders' fees and expenses, interest expense, brokerage commissions and fees and expenses of other investment-related service providers; (ii) the management, operation, development, improvement, financing and disposition of fund investments; and (iii) the ongoing administration of the Fund (including legal, auditing, consulting, financing, accounting and other professional expenses); the costs of indebtedness and guarantees (including interest thereon); expenses associated with the preparation of the Fund's financial statements, tax returns and other reports; the cost of the Board of Directors meetings (including Director compensation); any taxes; the costs of any litigation or settlements paid in connection therewith; and the costs of winding up and liquidating the Fund.

6.  ALLOCATION OF INVESTMENT OPPORTUNITIES

On occasions when Portfolio Advisors deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Portfolio Advisors, Portfolio Advisors to the extent permitted by applicable law and regulation, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Portfolio Advisors in the manner which Portfolio Advisors considers to be fair and equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. Nothing in this Agreement shall be deemed to confer upon Portfolio Advisors any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that Portfolio Advisors, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Portfolio Advisors it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

The Adviser and the Fund acknowledge that Portfolio Advisors currently makes investments, and in the future will make investments, on behalf of Portfolio Advisors-affiliated funds, for Portfolio Advisors and for other clients having investment objectives similar to those of the Fund and that in making such investments, conflicts of interests may exist. Specifically, the Adviser and the Fund acknowledge that Portfolio Advisors may act as investment manager to other clients and, to the maximum extent permitted by applicable law and regulation, may make fund investments with the same fund sponsors and in the same funds as the Fund on behalf of such other clients. Further, the Adviser and the Fund acknowledge that Portfolio Advisors' provision of services under this Agreement may conflict with the investment management services Portfolio Advisors provides to other clients. In dealing with capacity constraints and such conflicts of interest, Portfolio Advisors shall act in accordance with Portfolio Advisors' investment allocation policies, taking into account Portfolio Advisors' investment mandate for the Fund, as such may be amended and/or restated from time to time in Portfolio Advisors' sole discretion.

7.  STANDARD OF CARE; LIMITATION OF LIABILITY; INDEMNIFICATION

A.  Portfolio Advisors shall perform its obligations in good faith, using a degree of skill and care in providing the services with respect to the Fund no less than that which Portfolio Advisors exercises with respect to comparable non-plan assets (i.e., non-ERISA assets) that it manages for itself and others. However, under no circumstance shall Portfolio Advisors, its controlling persons or each of their respective owners, members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives and affiliates ("Affiliates") be liable for any Losses (defined below) incurred or suffered by the Adviser or the Fund as a result of, including but not limited to, any action taken or omitted by Portfolio Advisors or its Affiliates in the course of, or connected with, rendering services hereunder, or any error of judgment or mistake of law by Portfolio Advisors or its Affiliates with respect to the Fund in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties or obligations hereunder (collectively, "Disabling Conduct").

B.  To the maximum extent not prohibited by applicable law, the Fund and the Adviser shall jointly and severally indemnify, defend and hold Portfolio Advisors and its Affiliates ("Sub-Adviser Indemnitees"), harmless from and against any and all claims, losses, liabilities (joint or several), damages, costs or expenses (together, "Losses") to which any Sub-Adviser Indemnitee may directly or indirectly become subject in connection with the Fund, except to the extent that such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Sub-Adviser Indemnitee by reason of Disabling Conduct on the part of Portfolio Advisors or its Affiliates in the performance of its duties and obligations under this Agreement. For these purposes, Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the relevant Sub-Adviser Indemnitee(s) may be or may have been involved as a party or otherwise, or with which such Sub-Adviser Indemnitee(s) may be or may have been threatened, while in office or thereafter.

C.  The Fund shall advance to or reimburse a Sub-Adviser Indemnitee (to the extent that the Fund has available assets and need not borrow to do so) reasonable attorney's fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. Portfolio Advisors agrees, and each other Sub-Adviser Indemnitee will agree, that in the event it receives any such advance, it shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 7.

8.  REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.  The Adviser has been duly authorized by the Board of Directors to delegate to Portfolio Advisors the provision of investment services on behalf of the Fund as contemplated thereby.

B.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 of the Advisers Act and will provide Portfolio Advisors with a copy of such code of ethics. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of the Adviser shall certify to the Chief Compliance Officer of the Fund that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

C.  The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.  The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority (including necessary limited partnership action) to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Portfolio Advisors of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify Portfolio Advisors if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.  The Adviser has provided the Fund and Portfolio Advisors with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and Part 2B and promptly will furnish a copy of all amendments to the Fund and Portfolio Advisors at least annually.

F.  The Adviser and the Fund have duly entered into the Investment Advisory Agreement pursuant to which the Fund authorized the Adviser to enter into this Agreement and both the Investment Advisory Agreement and this Agreement constitute the valid and legally binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms and conditions.

G.  The Adviser represents that the Fund has implemented anti-money laundering policies and procedures that are reasonably designed to (i) comply with applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and any other applicable anti-money laundering laws and regulations and (ii) ensure that the assets of the Fund are not (to the Adviser's knowledge) directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laws and regulations and the laws, regulations and Executive Orders administered by the U.S. Department of Treasury's Office of Foreign Assets Control. The Adviser agrees that it shall provide such information as Portfolio Advisor may reasonably request to satisfy applicable anti-money laundering laws and regulations.

H.  The Adviser shall maintain (and assumes the responsibility to maintain) all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

I.  The Adviser will notify the Fund and Portfolio Advisors of any potential assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after, such change, all in accordance with applicable law and regulatory requirements. The Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J.  The Adviser will promptly notify the Fund and Portfolio Advisors of any financial condition that is likely to impair the Adviser's ability to fulfill its commitment under this Agreement.

K.  The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

L.  The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Adviser or any of its Affiliates are a party.

9.  REPRESENTATIONS OF PORTFOLIO ADVISORS

Portfolio Advisors represents, warrants and agrees, to the best of its knowledge as of the date hereof, that:

A.  Portfolio Advisors is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon Portfolio Advisors by applicable law and regulations.

B.  Portfolio Advisors (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify Portfolio Advisors from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. Portfolio Advisors will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.  Portfolio Advisors has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board of Directors with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer or a member of the Management Committee of Portfolio Advisors shall certify to the Chief Compliance Officer of the Fund that Portfolio Advisors has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of Portfolio Advisors' code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

D.  Portfolio Advisors has provided the Fund and the Adviser with a copy of its Privacy Policy and Conflicts of Interest Policy and its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and Part 2B and, upon request, will promptly will furnish Adviser with a copy of all amendments thereto filed with the SEC.

E.  Portfolio Advisors will notify the Fund and the Adviser of any potential assignment of this Agreement or pending change of control of Portfolio Advisors, as applicable, all in accordance with applicable legal and regulatory requirements.

F.  Portfolio Advisors will promptly notify the Fund and the Adviser of any financial condition that is likely to materially impair Portfolio Advisors' ability to fulfill its commitment under this Agreement.

G.  Portfolio Advisors agrees to maintain errors and omissions or professional liability insurance coverage.

H.  To the best of its knowledge as of the date hereof, the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Portfolio Advisors or any of its Affiliates are a party.

10.  SUPPLEMENTAL ARRANGEMENTS

Portfolio Advisors may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by Portfolio Advisors hereunder; provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of Portfolio Advisors, and neither the Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.  REGULATION

Portfolio Advisors shall submit to all regulatory and administrative bodies having jurisdiction over the services provided by Portfolio Advisors to the Allocated Portion pursuant to this Agreement any information, reports, or other material that Portfolio Advisors is required to provide, based on the advice of counsel, pursuant to applicable laws and regulations.

12.  RECORDS

Portfolio Advisors shall maintain such books and records with respect to the services provided to the Allocated Portion as is required by law the Advisers Act and the Investment Company Act. Portfolio Advisors agrees that such records shall be the property of the Fund; however, the Fund shall furnish to Portfolio Advisors such records and permit Portfolio Advisors to retain such records (either in original or in duplicate form) as Portfolio Advisors shall reasonably request. In the event of the termination of this Agreement, such records shall promptly be returned to the Fund by Portfolio Advisors free from any claim or retention of rights therein; provided that (i) Portfolio Advisors may retain any such records that are required to be retained by it by law or regulation and (ii) Portfolio Advisors may retain copies of any such books and records. The Adviser and the Fund agree that Portfolio Advisors shall have the right to use records relating to its provision of services hereunder and the performance of the Fund without prior permission from the Adviser or the Fund, and shall retain such right following the termination of the Agreement.

13.  CONFIDENTIALITY; USE OF INFORMATION

Each of Portfolio Advisors and the Adviser acknowledge and agree that pursuant to this Agreement, either party may have access to the other party's confidential and proprietary information and materials concerning or pertaining to the other's business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that except as otherwise set forth herein, without the prior written consent of the other party, they will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of their business; provided that such recipients must agree to protect the confidentiality of such information and use such information only for the purposes of providing services to the Fund; provided, further, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) disclosures which are required by law, regulatory authority, regulation, judicial enquiry or legal process or (iv) as disclosure may be required to perform the services described in this Agreement and/or is related to Portfolio Advisors' interaction with administrators; (v) as disclosure is of information that is not unique to the Fund's investment and that Portfolio Advisors otherwise has access to by virtue of investments held by Portfolio Advisors-affiliated funds or through any of Portfolio Advisors' other clients' investments; provided, that no information that is unique to the Fund's participation in any of the funds in the portfolio will be disclosed to third parties (except as otherwise allowed pursuant to this section); (vi) if related to an overall request for Portfolio Advisors' track record or if disclosure is in the context of a request for Portfolio Advisors' performance record or benchmarking, the disclosure is on a blind and confidential basis and does not identify the specific investments therein as those of the Fund; and (vii) certain track record and related information described in Section 12. For the avoidance of doubt and notwithstanding any of the above, the Adviser and the Fund acknowledge that Portfolio Advisors receives much of the same information that the Adviser and the Fund receive from funds in which the Fund is an investor or from the managers of those same funds, but on behalf of other Portfolio Advisors clients that are also limited partners of such funds (or by virtue of investments in such funds by Portfolio Advisors-affiliated funds), and Portfolio Advisors uses such information (as well as information which is not common and may be unique to the Fund) in providing investment management services, portfolio administrative services, benchmark services and other services to its clients (including other clients), regardless of source. Portfolio Advisors acknowledges that all information received from the Fund and from the managers of the investment funds in which the Fund is an investor is confidential and while the Adviser and the Fund acknowledge that Portfolio Advisors may use such information internally, Portfolio Advisors covenants to maintain the confidentiality of such information except as permitted elsewhere herein.

14.  DURATION OF AGREEMENT

This Agreement shall become effective upon the date of its execution. Unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect for an initial period of two years from the date of its execution and shall continue in effect for successive annual periods, so long as each continuance is specifically approved at least annually by (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Fund's Directors that are not "interested persons" (as that term is defined in the Investment Company Act) ("Independent Directors"), in accordance with the requirements of the Investment Company Act.

15.  TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Adviser and Portfolio Advisors, or by the Adviser or Portfolio Advisors on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.  AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

17.  ASSIGNMENT

Portfolio Advisors shall not assign this Agreement. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by Portfolio Advisors shall result in the automatic termination of this Agreement, as provided in Section 15 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Portfolio Advisors except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.  ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

19.  HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.  NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Hatteras Funds, LP 6601 Six Forks Road Suite 340 Raleigh, NC 27615 Attn: R. Lance Baker
For:	Portfolio Advisors, LLC 9 Old Kings Highway South Darien, CT 06820 Attn: Brian Murphy
With a copy to
Portfolio Advisors, LLC 9 Old Kings Highway South Darien, CT 06820 Attn: Jesse Eisenberg

21.  SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.  GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.  INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HATTERAS FUNDS, LP	PORTFOLIO ADVISORS, LLC
By:____________________________________	By:________________________________________
Name: R. Lance Baker Title: Chief Financial Officer	Name: Brian P. Murphy Title: Managing Member
HATTERAS MASTER FUND, LP
By: ___________________________________
Name: R. Lance Baker Title: Treasurer

Appendix A

Compensation of Sub-Adviser

Commencing as of the date of this Agreement, Portfolio Advisors is entitled to receive from the Adviser (i) 15% of any management fees payable to the Adviser by the Fund on the first $550,000,000 of assets under management ("AUM") of the Fund, and 50% of management fees on AUM of the Fund over $550,000,000; and (ii) 15% of any distributions of carried interest or other performance incentive compensation payable to the Adviser by the Fund on the first $550,000,000 of AUM of the Fund, and 50% of any distributions of carried interest or other performance incentive compensation on AUM of the Fund over $550,000,000, pursuant to the Investment Advisory Agreement and the limited partnership agreement or other governing documents, as applicable.

These amounts shall be, with respect to management fees payable to the Adviser by the Fund, calculated and accrued monthly and payable monthly in arrears, and, with respect to any distributions of carried interest or other performance incentive compensation payable to the Adviser by the Fund, calculated and accrued monthly and payable annually, and the Adviser shall pay or, at Portfolio Advisor's election, cause the Fund to pay such amounts directly to Portfolio Advisors promptly following when such fees or amounts are paid to the Adviser pursuant to the Investment Advisory Agreement or limited partnership agreement, as applicable. The Adviser may not make any changes to the structure, amount, method, or timing of payments relating to any management fees or distributions of carried interest or other performance incentive compensation without the prior written consent of Portfolio Advisors. Portfolio Advisors shall be entitled to be paid directly from the Fund if the Adviser does not pay Portfolio Manager its portion of any fees or amounts due to Portfolio Advisors under this Agreement or the limited partnership agreement, as applicable, within sixty (60) days of the end of the month during which such fees or amounts were earned.

APPENDIX B

INTERIM INVESTMENT SUB-ADVISORY AGREEMENT

This INTERIM INVESTMENT SUB-ADVISORY AGREEMENT, dated as of [ ] [ ], 2017, by and among Hatteras Master Fund, L.P. (the "Fund"), Hatteras Funds, LP (the "Adviser"), and Portfolio Advisors, LLC ("Portfolio Advisors").

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

WHEREAS, the Adviser has entered into an investment management agreement with the Fund (the "Investment Advisory Agreement") pursuant to which the Adviser provides investment advisory services to the Fund;

WHEREAS, the Investment Advisory Agreement provides that the Adviser shall have the authority to engage one or more sub-advisers in connection with the management of the Fund;

WHEREAS, Portfolio Advisors is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser desires to retain Portfolio Advisors to render investment sub-advisory services to the Adviser with respect to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, Portfolio Advisors is willing to furnish such services to the Adviser with respect to the Fund, in the manner and on the terms hereinafter set forth;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Adviser and Portfolio Advisors agree as follows:

1.  APPOINTMENT OF PORTFOLIO ADVISORS AS SUB-ADVISER

The Adviser hereby appoints Portfolio Advisors to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of the Adviser and the Board of Directors of the Fund (the "Board of Directors"), and in accordance with the terms and conditions of this Agreement.

Portfolio Advisors will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an employee, agent, partner, or joint venturer of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund, the Adviser and Portfolio Advisors.

Portfolio Advisors' services under this Agreement are not exclusive. Portfolio Advisors shall be free to render investment advisory or other services to others and to engage in other activities. Portfolio Advisors may provide the same or similar services to other clients. It is understood and agreed that the directors, officers, members and employees of Portfolio Advisors are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, members, officers, directors, trustees, or employees of any other firm or corporation.

2.  ACCEPTANCE OF APPOINTMENT

Portfolio Advisors accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). Portfolio Advisors will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian.

3.  SERVICES TO BE RENDERED BY PORTFOLIO ADVISORS TO THE FUND

A.  As an investment sub-adviser to the Fund, Portfolio Advisors will provide services to the Adviser with respect to a portion of the assets of the Fund that the Adviser or Board of Directors shall designate from time to time, which may consist of all or a portion of the Fund's assets (the "Allocated Portion"). Subject to the supervision and direction of the Adviser, Portfolio Advisors will be involved with the Fund's investment program with respect to the Allocated Portion including, without limitation, asset allocation, portfolio construction, and manager search and selection. Notwithstanding the forgoing, the parties to this Agreement acknowledge that the Fund's portfolio, including the Allocated Portion, is currently invested and Portfolio Advisors' ability to provide investment services under this Agreement will be limited by the pre-existing investments and investor redemption requests. Except as expressly set forth in this Agreement, Portfolio Advisors will not be responsible for aspects of the Fund's investment program other than the implementation of the program with respect to the Allocated Portion.

B.  In furtherance of the foregoing, Portfolio Advisors is hereby authorized to select the assets to be acquired or disposed of by the Fund with respect to the Allocated Portion (subject to the supervision and approval (if required) of the Adviser and oversight of the Board of Directors) including the investment and reinvestment of the Allocated Portion at such time and in such manner as Portfolio Advisors shall determine and elect, taking all other actions Portfolio Advisors deems, in its sole discretion, necessary or advisable in connection therewith, or directing and/or obtaining the assistance and services of the Fund custodian or any broker or other party, as applicable, to take any such actions, in accordance with this Agreement, including, without limitation, the following:

(i)  the sourcing, structuring, negotiating, and diligence of an investment;

(ii)  the purchase, acquisition, retention, investment and/or reinvestment of an asset (subject to the approval of the Adviser's investment committee, as required);

(iii)  the sale or other disposal of an asset;

(iv)  acquiring in substitution for or in addition to any one or more asset, one or more additional assets;

(v)  if applicable, the tender of an asset pursuant to an offer or other solicitation by the underlying issuer;

(vi)  recommending the consent to, or refusal to consent to, any proposed amendment, modification or waiver of the terms of any asset;

(vii)  recommending the retention or disposal of any securities or other property (including cash) received pursuant to an offer or other solicitation by the underlying issuer;

(viii)  recommending the negotiation of any workout or restructuring and the acceptance of any loan, security or other consideration issued in a plan of reorganization, bankruptcy or other proceeding;

(ix)  amending, waiving, consenting, or exercising any vote (including any vote to amend or waive any provision or default, as applicable) with respect to any asset, including the exercise of any other rights or remedies with respect to an asset (subject to the approval of the Adviser's investment committee, as required);

(xii)  assisting the Adviser in formulating and implementing a continuous investment program for the Allocated Portion;

(xiii)  assisting the Adviser in issuing information and instruction to the Fund's administrator as reasonably required in order for the administrator to carry out its duties with respect to the Allocated Portion;

(xiv)  keeping the Board of Directors and the Adviser informed on an ongoing basis in the manner described herein with respect to material facts concerning the investment and reinvestment of the Fund's assets, providing the information reasonably necessary for the Board of Directors' processes as reasonably requested in advance from time to time by the Adviser or the Board of Directors, and attending meetings either in person or via telephone with the Adviser and/or the Board of Directors, as reasonably requested in advance, to discuss the foregoing;

(xv)  in accordance with procedures and methods established by the Board of Directors, which may be amended from time to time, provide reasonable assistance to the Adviser and Board of Directors with respect to the fair value of all securities and other investments/assets in the Allocated Portion, as necessary;

(xvi)  as reasonably requested by the Adviser, provide information concerning Portfolio Advisors sufficient under applicable laws to allow the Fund or its agent to present required information concerning Portfolio Advisors in the Fund's registration statement and in any filings required by the Securities and Exchange Commission ("SEC") or in marketing or other materials to be prepared by the Adviser; provided, that (x) in any case, such registration statement and SEC filings, as well as any marketing materials containing information about Portfolio Advisors beyond identifying information, are submitted to Portfolio Advisors (and Portfolio Advisors' Chief Compliance Officer) in advance for review and approval prior to the dissemination thereof, (y) any information concerning the performance of Portfolio Advisors shall be provided to the Adviser in a template established by Portfolio Advisors (reasonably acceptable to the Adviser) and (z) Portfolio Advisors has the right not to provide any information if Portfolio Advisors determines in its sole discretion that sharing such information would violate any confidentiality related obligation(s) of Portfolio Advisors in respect of such information;

(xv)  cooperate with and provide reasonable assistance to the Adviser, the Fund's administrator, the Fund's custodian and foreign custodians, the Fund's transfer agent and pricing agents and other Fund service providers, keeping such persons informed of matters that are necessary for and reasonably requested by them to carry out their respective roles with respect to the Fund.

C.  For the avoidance of doubt, the parties acknowledge and agree that Portfolio Advisors will not be responsible for providing any services to the Adviser or the Fund that are not expressly contemplated herein (or in a separate agreement between the Adviser or the Fund and Portfolio Advisors), including, without limitation, (i) services relating to investor relations, including communicating with investors and potential investors; (ii) marketing the Fund; (iii) legal services in connection with facilitating investments in the Fund (including investments selected by Portfolio Advisors for the Allocated Portion), including negotiating and completing subscription documents and side letters; (iv) contracting with or overseeing the Fund's relationships with its custodian, administrator, transfer agent, auditors, or other service providers; (v) the design, monitoring, and implementation of the Fund's compliance program; (vi) administrative services; (vii) facilitating or processing capital calls, distributions, repurchases, or transfers of interest; (viii) facilitating amendments to the Fund's regulatory documents or making regulatory filings on the Fund's behalf; (ix) providing services in relation to any portion of the portfolio outside of the Allocated Portion, including services relating to any investments in hedge funds or any portion of the portfolio to be allocated to hedge funds; and accordingly, such services, including those set forth in sub-sections (i)-(ix) hereto, shall continue to be the responsibility of the Adviser.

D.  In furnishing services hereunder, Portfolio Advisors shall manage the Allocated Portion subject to, and in accordance with, the following: (i) the Fund's limited partnership agreement, as the same may be hereafter modified and/or amended from time to time (the "Governing Document"); (ii) the currently effective registration statement of the Fund as filed with the SEC and delivered to Portfolio Advisors, as the same may be hereafter modified, amended, or supplemented from time to time; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Allocated Portion; (iv) the relevant policies and procedures in the Fund's Compliance Manual, as mutually agreed in writing by the parties; and (v) the reasonable written instructions of the Adviser. Prior to the commencement of Portfolio Advisor's services hereunder, the Adviser shall provide Portfolio Advisors with current copies of the Governing Document, the Fund's registration statement, and the Fund's current Compliance Manual and shall provide to Portfolio Advisors any amendments or supplements thereto. The Adviser will provide Portfolio Advisors with copies or other written notice to Portfolio Advisors of any relevant amendments, modifications, or supplements to the above-mentioned documents a reasonable period of time in advance of implementation and, absent Portfolio Advisors' willful misconduct, bad faith, reckless disregard, or gross negligence, Portfolio Advisors shall not be liable for acting in accordance with existing forms of Governing Document, registration statement or the Compliance Manual prior to being notified of any amendments thereto. The Adviser shall timely furnish Portfolio Advisors with such additional information as may be reasonably necessary for or reasonably requested by Portfolio Advisors to perform its responsibilities pursuant to this Agreement.

E  In accordance with, and to the extent prohibited by, Rule 12d3-1 and Rule 17a-10 under the Investment Company Act, and any other applicable law or regulation, Portfolio Advisors is not permitted to consult with any other sub-adviser to the Fund or to any other investment company for which the Adviser serves as the investment adviser concerning transactions for the Fund in securities or other assets. Portfolio Advisors is responsible only for providing advice with respect to the Allocated Portion.

F.  To the extent Portfolio Advisors selects brokers or dealers to execute portfolio investment transactions on behalf of the Fund, Portfolio Advisors shall use commercially reasonable efforts to seek the best overall terms available.

G.  Portfolio Advisors will maintain all accounts, books and records with respect to the Allocated Portion that relate to the services to be provided by Portfolio Advisors hereunder as are required pursuant to the Advisers Act and the rules thereunder. For the avoidance of doubt, the Adviser shall have the primary responsibility for maintaining the books and records of the Fund.

4.  COMPENSATION OF PORTFOLIO ADVISORS

Portfolio Advisors will be compensated for services provided pursuant to this Agreement as specified in Appendix A hereto, with payments made to Portfolio Advisors in the timing, and pursuant to the calculation, specified therein.

5.  EXPENSES

Portfolio Advisors will furnish all necessary facilities (including office space, furnishings, and equipment) and personnel required for Portfolio Advisors to perform its duties under this Agreement. Portfolio Advisors is responsible for the salaries and routine overhead and administrative expenses of its investment personnel responsible for the provision of services hereunder. Portfolio Advisors assumes no obligation with respect to, and shall not be responsible for, the expenses of the Adviser or the Fund in fulfilling Portfolio Advisor's obligations hereunder. Notwithstanding the foregoing, to the extent Portfolio Advisors determines, in its sole discretion, to incur any expense at the request of or on behalf of the Fund or the Adviser, the Adviser shall reimburse or shall cause the Fund to reimburse (as appropriate) Portfolio Advisors for such expenses.

The Fund or the Adviser, as appropriate, shall bear any other fee, cost, expense, or liability related to the Fund (whether related to its investments, operations, or otherwise) and not specifically assumed by Portfolio Advisors, including those fees, costs, expenses, and liabilities identified as being borne or paid by the Fund in the Investment Advisory Agreement or the limited partnership agreement. Without limiting the generality of the above, the Fund or the Adviser, as appropriate, shall be responsible for all investment-related expenses, including, but not limited to, (i) all costs and expenses directly and indirectly incurred by Portfolio Advisors in connection with related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Fund's investments (including expenses attributable to travel, due diligence and facilitation of vehicles formed in connection with investment activities) regardless of whether or not such investments or dispositions are consummated; (ii) all costs and expenses directly or indirectly associated with enforcing the Fund's rights in respect of its investments; (iii) taxes associated with the Fund and its investments, including transfer taxes and premiums, taxes withheld on non-U.S. dividends; (iv) costs and fees for data and software (including software providers and dedicated software); (v) research expenses; (vi) expenses attributable to legal, advisory, appraisal, consulting, liquidation and/or other services (including escrow-related fees) payable to third parties in connection with the Fund's investment activities or other activities of the Fund; (vii) travel-related expenses associated with Portfolio Advisors' marketing, due diligence and monitoring of Fund investments; (viii) all Portfolio Advisors' expenses relating to any actual or threatened litigation, investigation, proceeding, or audit involving or in relation to the Fund; (ix) if applicable, in connection with the Fund's temporary or cash management investments, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; and (x) all of Portfolio Advisors' other non-recurring or extraordinary expenses attributable to its activity on behalf of the Fund. In addition to the foregoing, the Fund or the Adviser, as appropriate, shall bear direct operational costs and expenses which will include, but not be limited to: (i) the identification, selection and acquisition (whether or not consummated) of fund investments for the Fund, including, without limitation, attorneys' fees, due diligence and similar costs, travel expenses, finders' fees and expenses, interest expense, brokerage commissions and fees and expenses of other investment-related service providers; (ii) the management, operation, development, improvement, financing and disposition of fund investments; and (iii) the ongoing administration of the Fund (including legal, auditing, consulting, financing, accounting and other professional expenses); the costs of indebtedness and guarantees (including interest thereon); expenses associated with the preparation of the Fund's financial statements, tax returns and other reports; the cost of the Board of Directors meetings (including Director compensation); any taxes; the costs of any litigation or settlements paid in connection therewith; and the costs of winding up and liquidating the Fund.

6.  ALLOCATION OF INVESTMENT OPPORTUNITIES

On occasions when Portfolio Advisors deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Portfolio Advisors, Portfolio Advisors to the extent permitted by applicable law and regulation, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Portfolio Advisors in the manner which Portfolio Advisors considers to be fair and equitable and consistent with its fiduciary obligations to each Fund and to its other clients over time. Nothing in this Agreement shall be deemed to confer upon Portfolio Advisors any obligation to purchase or to sell or to recommend for purchase or sale for the Fund any investment that Portfolio Advisors, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of Portfolio Advisors it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

The Adviser and the Fund acknowledge that Portfolio Advisors currently makes investments, and in the future will make investments, on behalf of Portfolio Advisors-affiliated funds, for Portfolio Advisors and for other clients having investment objectives similar to those of the Fund and that in making such investments, conflicts of interests may exist. Specifically, the Adviser and the Fund acknowledge that Portfolio Advisors may act as investment manager to other clients and, to the maximum extent permitted by applicable law and regulation, may make fund investments with the same fund sponsors and in the same funds as the Fund on behalf of such other clients. Further, the Adviser and the Fund acknowledge that Portfolio Advisors' provision of services under this Agreement may conflict with the investment management services Portfolio Advisors provides to other clients. In dealing with capacity constraints and such conflicts of interest, Portfolio Advisors shall act in accordance with Portfolio Advisors' investment allocation policies, taking into account Portfolio Advisors' investment mandate for the Fund, as such may be amended and/or restated from time to time in Portfolio Advisors' sole discretion.

7.  STANDARD OF CARE; LIMITATION OF LIABILITY; INDEMNIFICATION

A.  Portfolio Advisors shall perform its obligations in good faith, using a degree of skill and care in providing the services with respect to the Fund no less than that which Portfolio Advisors exercises with respect to comparable non-plan assets (i.e., non-ERISA assets) that it manages for itself and others. However, under no circumstance shall Portfolio Advisors, its controlling persons or each of their respective owners, members, managers, shareholders, partners, directors, officers, employees, agents, advisors, assigns, representatives and affiliates ("Affiliates") be liable for any Losses (defined below) incurred or suffered by the Adviser or the Fund as a result of, including but not limited to, any action taken or omitted by Portfolio Advisors or its Affiliates in the course of, or connected with, rendering services hereunder, or any error of judgment or mistake of law by Portfolio Advisors or its Affiliates with respect to the Fund in the absence of bad faith, willful misconduct, gross negligence or reckless disregard of its duties or obligations hereunder (collectively, "Disabling Conduct").

B.  To the maximum extent not prohibited by applicable law, the Fund and the Adviser shall jointly and severally indemnify, defend and hold Portfolio Advisors and its Affiliates ("Sub-Adviser Indemnitees"), harmless from and against any and all claims, losses, liabilities (joint or several), damages, costs or expenses (together, "Losses") to which any Sub-Adviser Indemnitee may directly or indirectly become subject in connection with the Fund, except to the extent that such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such Sub-Adviser Indemnitee by reason of Disabling Conduct on the part of Portfolio Advisors or its Affiliates in the performance of its duties and obligations under this Agreement. For these purposes, Losses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the relevant Sub-Adviser Indemnitee(s) may be or may have been involved as a party or otherwise, or with which such Sub-Adviser Indemnitee(s) may be or may have been threatened, while in office or thereafter.

C.  The Fund shall advance to or reimburse a Sub-Adviser Indemnitee (to the extent that the Fund has available assets and need not borrow to do so) reasonable attorney's fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. Portfolio Advisors agrees, and each other Sub-Adviser Indemnitee will agree, that in the event it receives any such advance, it shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 7.

8.  REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.  The Adviser has been duly authorized by the Board of Directors to delegate to Portfolio Advisors the provision of investment services on behalf of the Fund as contemplated thereby.

B.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 of the Advisers Act and will provide Portfolio Advisors with a copy of such code of ethics. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of the Adviser shall certify to the Chief Compliance Officer of the Fund that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

C.  The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.  The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority (including necessary limited partnership action) to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Portfolio Advisors of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. The Adviser will also promptly notify Portfolio Advisors if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.  The Adviser has provided the Fund and Portfolio Advisors with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and Part 2B and promptly will furnish a copy of all amendments to the Fund and Portfolio Advisors at least annually.

F.  The Adviser and the Fund have duly entered into the Investment Advisory Agreement pursuant to which the Fund authorized the Adviser to enter into this Agreement and both the Investment Advisory Agreement and this Agreement constitute the valid and legally binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms and conditions.

G.  The Adviser represents that the Fund has implemented anti-money laundering policies and procedures that are reasonably designed to (i) comply with applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001 and any other applicable anti-money laundering laws and regulations and (ii) ensure that the assets of the Fund are not (to the Adviser's knowledge) directly or indirectly derived from activities that may contravene applicable laws and regulations, including anti-money laws and regulations and the laws, regulations and Executive Orders administered by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"). The Adviser agrees that it shall provide such information as Portfolio Advisor may reasonably request to satisfy applicable anti-money laundering laws and regulations.

H.  The Adviser shall maintain (and assumes the responsibility to maintain) all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

I.  The Adviser will notify the Fund and Portfolio Advisors of any potential assignment of this Agreement or change of control of the Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser, in each case prior to or promptly after, such change, all in accordance with applicable law and regulatory requirements. The Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J.  The Adviser will promptly notify the Fund and Portfolio Advisors of any financial condition that is likely to impair the Adviser's ability to fulfill its commitment under this Agreement.

K.  The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

L.  The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which the Adviser or any of its Affiliates are a party.

9.  REPRESENTATIONS OF PORTFOLIO ADVISORS

Portfolio Advisors represents, warrants and agrees, to the best of its knowledge as of the date hereof, that:

A.  Portfolio Advisors is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon Portfolio Advisors by applicable law and regulations.

B.  Portfolio Advisors (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify Portfolio Advisors from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise. Portfolio Advisors will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.  Portfolio Advisors has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board of Directors with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer or a member of the Management Committee of Portfolio Advisors shall certify to the Chief Compliance Officer of the Fund that Portfolio Advisors has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of Portfolio Advisors' code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

D.  Portfolio Advisors has provided the Fund and the Adviser with a copy of its Privacy Policy and Conflicts of Interest Policy and its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and Part 2B and, upon request, will promptly will furnish Adviser with a copy of all amendments thereto filed with the SEC.

E.  Portfolio Advisors will notify the Fund and the Adviser of any potential assignment of this Agreement or pending change of control of Portfolio Advisors, as applicable, all in accordance with applicable legal and regulatory requirements.

F.  Portfolio Advisors will promptly notify the Fund and the Adviser of any financial condition that is likely to materially impair Portfolio Advisors' ability to fulfill its commitment under this Agreement.

G.  Portfolio Advisors agrees to maintain errors and omissions or professional liability insurance coverage.

H.  To the best of its knowledge as of the date hereof, the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Portfolio Advisors or any of its Affiliates are a party.

10.  SUPPLEMENTAL ARRANGEMENTS

Portfolio Advisors may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Portfolio Advisors hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act. Any compensation payable to such persons shall be the sole responsibility of Portfolio Advisors, and neither the Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under this Agreement.

11.  REGULATION

Portfolio Advisors shall submit to all regulatory and administrative bodies having jurisdiction over the services provided by Portfolio Advisors to the Allocated Portion pursuant to this Agreement any information, reports, or other material that Portfolio Advisors is required to provide, based on the advice of counsel, pursuant to applicable laws and regulations.

12.  RECORDS

Portfolio Advisors shall maintain such books and records with respect to the services provided to the Allocated Portion as is required by law the Advisers Act and the Investment Company Act. Portfolio Advisors agrees that such records shall be the property of the Fund; however, the Fund shall furnish to Portfolio Advisors such records and permit Portfolio Advisors to retain such records (either in original or in duplicate form) as Portfolio Advisors shall reasonably request. In the event of the termination of this Agreement, such records shall promptly be returned to the Fund by Portfolio Advisors free from any claim or retention of rights therein, provided that (i) Portfolio Advisors may retain any such records that are required to be retained by it by law or regulation and (ii) Portfolio Advisors may retain copies of any such books and records. The Adviser and the Fund agree that Portfolio Advisors shall have the right to use records relating to its provision of services hereunder and the performance of the Fund without prior permission from the Adviser or the Fund, and shall retain such right following the termination of the Agreement.

13.  CONFIDENTIALITY; USE OF INFORMATION

Each of Portfolio Advisors and the Adviser acknowledge and agree that pursuant to this Agreement, either party may have access to the other party's confidential and proprietary information and materials concerning or pertaining to the other's business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that except as otherwise set forth herein, without the prior written consent of the other party, they will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of their business; provided that such recipients must agree to protect the confidentiality of such information and use such information only for the purposes of providing services to the Fund; provided, further, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) disclosures which are required by law, regulatory authority, regulation, judicial enquiry or legal process or (iv) as disclosure may be required to perform the services described in this Agreement and/or is related to Portfolio Advisors' interaction with administrators; (v) as disclosure is of information that is not unique to the Fund's investment and that Portfolio Advisors otherwise has access to by virtue of investments held by Portfolio Advisors-affiliated funds or through any of Portfolio Advisors' other clients' investments; provided, that no information that is unique to the Fund's participation in any of the funds in the portfolio will be disclosed to third parties (except as otherwise allowed pursuant to this section); (vi) if related to an overall request for Portfolio Advisors' track record or if disclosure is in the context of a request for Portfolio Advisors' performance record or benchmarking, the disclosure is on a blind and confidential basis and does not identify the specific investments therein as those of the Fund; and (vii) certain track record and related information described in Section 12. For the avoidance of doubt and notwithstanding any of the above, the Adviser and the Fund acknowledge that Portfolio Advisors receives much of the same information that the Adviser and the Fund receive from funds in which the Fund is an investor or from the managers of those same funds, but on behalf of other Portfolio Advisors clients that are also limited partners of such funds (or by virtue of investments in such funds by Portfolio Advisors -affiliated funds), and Portfolio Advisors uses such information (as well as information which is not common and may be unique to the Fund) in providing investment management services, portfolio administrative services, benchmark services and other services to its clients (including other clients), regardless of source. Portfolio Advisors acknowledges that all information received from the Fund and from the managers of the investment funds in which the Fund is an investor is confidential and while the Adviser and the Fund acknowledge that Portfolio Advisors may use such information internally, Portfolio Advisors covenants to maintain the confidentiality of such information except as permitted elsewhere herein.

14.  DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written. Unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new sub-advisory agreement relating to Portfolio Advisors' management of the Fund which has been approved by a majority of the Fund's outstanding voting securities, or the 151st calendar day following the date first set forth above.

15.  TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Fund's Directors that are not "interested persons" (as that term is defined in the Investment Company Act) ("Independent Directors"), or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the Adviser and Portfolio Advisors, or by the Adviser

or Portfolio Advisors on sixty (60) days' written notice to the Fund and the other party. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Advisory Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

16.  AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

17.  ASSIGNMENT

Portfolio Advisors shall not assign this Agreement. Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by Portfolio Advisors shall result in the automatic termination of this Agreement, as provided in Section 15 hereof. Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Portfolio Advisors except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

18.  ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

19.  HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

20.  NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Hatteras Funds, LP 6601 Six Forks Road Suite 340 Raleigh, NC 27615 Attn: R. Lance Baker
For:	Portfolio Advisors, LLC 9 Old Kings Highway South Darien, CT 06820 Attn: Brian Murphy
With a copy to
Portfolio Advisors, LLC 9 Old Kings Highway South Darien, CT 06820 Attn: Jesse Eisenberg

21.  SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

22.  GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

23.  INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment," and "affiliated persons," as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

HATTERAS FUNDS, LP	PORTFOLIO ADVISORS, LLC
By:____________________________________	By:________________________________________
Name: R. Lance Baker Title: Chief Financial Officer	Name: Brian P. Murphy Title: Managing Member
HATTERAS MASTER FUND, LP
By: ___________________________________
Name: R. Lance Baker Title: Treasurer

APPENDIX A

COMPENSATION OF SUB-ADVISER

Commencing as of the date of this Agreement, Portfolio Advisors is entitled to receive from the Adviser (i) 15% of any management fees payable to the Adviser by the Fund on the first $550,000,000 of assets under management ("AUM") of the Fund, and 30% of management fees on AUM of the Fund over $550,000,000; and (ii) 15% of any distributions of carried interest or other performance incentive compensation payable to the Adviser by the Fund on the first $550,000,000 of AUM of the Fund, and 30% of any distributions of carried interest or other performance incentive compensation on AUM of the Fund over $550,000,000, pursuant to the Investment Advisory Agreement and the limited partnership agreement or other governing documents, as applicable.

These amounts shall be, with respect to management fees payable to the Adviser by the Fund, calculated and accrued monthly and payable monthly in arrears, and, with respect to any distributions of carried interest or other performance incentive compensation payable to the Adviser by the Fund, calculated and accrued monthly and payable annually, and the Adviser shall pay or, at Portfolio Advisor's election, cause the Fund to pay such amounts directly to Portfolio Advisors promptly following when such fees or amounts are paid to the Adviser pursuant to the Investment Advisory Agreement or limited partnership agreement, as applicable. The Adviser may not make any changes to the structure, amount, method, or timing of payments relating to any management fees or distributions of carried interest or other performance incentive compensation without the prior written consent of Portfolio Advisors. Portfolio Advisors shall be entitled to be paid directly from the Fund if the Adviser does not pay Portfolio Manager its portion of any fees or amounts due to Portfolio Advisors under this Agreement or the limited partnership agreement, as applicable, within sixty (60) days of the end of the month during which such fees or amounts were earned.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE VOTE ALL BALLOTS. YOU WILL RECEIVE A BALLOT FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY VOTING OPTIONS
1. MAIL your signed envelope and voted proxy back in the postage paid envelope provided
2. ONLINE at [proxyonline.com] using your proxy voting number found below
3. By PHONE when you dial toll-free [ ] to reach an automated touchtone voting line
4. By PHONE with a live operator when you call toll-free [          ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > 12345678910

HATTERAS CORE ALTERNATIVES TEI FUND L.P.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [    ], 2017

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF MEMBERS (the “Special Meeting”) of the Hatteras Core Alternatives TEI Fund, L.P. (the “Fund”) will be held on [    ], 2017, at [9:00] a.m., Eastern Time, at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. This proxy is solicited on behalf of the Board of Directors of the Fund, and the proposal (set forth) has been proposed by the Board of Directors.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposal, on behalf of a Fund. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions?  If you have questions about how to vote your proxy or about the meeting in general, please call toll-free [    ]. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [    ], 2017.

The proxy statement for this meeting is available at: [    ]

HATTERAS CORE ALTERNATIVES TEI FUND, L.P.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example: •

		FOR	AGAINST	ABSTAIN

1)	To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Portfolio Advisors, LLC, Hatteras Funds, LP and the Master Fund.	O	O	O

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]